Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Investor Inquiries	Media Inquiries
Daniel Noreck	Garrett Mann
Chief Finance Officer	Corporate Communications
Informa TechTarget	Informa TechTarget
617-431-9200	212-951-6783
investor@informatechtarget.com	garrett.mann@informatechtarget.com

Informa TechTarget: Half-year update

Newton, MA — July 29, 2026 — TechTarget, Inc. (Nasdaq: TTGT) (“Informa TechTarget” or the “Company”), a leading growth accelerator for the B2B Technology sector, today provides a brief update ahead of Informa PLC’s (“Informa”, the majority shareholder in TTGT) half year results on July 30, 2026, which are prepared under UK IFRS. These results will include information on Informa TechTarget.

For the 6-month period to June 30, 2026 (“H1 2026”), Informa will report revenue for Informa TechTarget of £165.0 million (H1 2025: £171.6 million) and underlying revenue growth of -1.3% (H1 2025: -4.3%) versus the comparable prior year period.

It will also report Adjusted Operating Profit for Informa TechTarget of £4.7 million (H1 2025: £0.2 million) and a Statutory Operating Loss of £41.2 million (H1 2025: Loss of £535.4 million).

Additionally, Informa will reconfirm its guidance for revenue growth at Informa TechTarget in full year 2026.

As previously announced, Informa TechTarget will publish its Q2 2026 results (reported under US GAAP) on August 6, 2026 which will be followed by a conference call with company management.

About Informa TechTarget

Informa TechTarget informs, influences and connects the world’s technology buyers and sellers, helping accelerate growth from R&D to ROI. With a vast reach of over 220 highly targeted technology-specific digital properties and approximately 58 million permissioned first-party audience members, Informa TechTarget has a unique understanding of and insight into the technology market.

Underpinned by those audiences and their intent data, we offer expert-led, data-driven, and digitally enabled services that deliver significant impact and measurable outcomes to our clients.

Informa TechTarget is headquartered in Boston, MA and has offices in 19 global locations. For more information, visit informatechtarget.com and follow us on LinkedIn.

© 2026 TechTarget, Inc. d/b/a Informa TechTarget. All rights reserved. All trademarks are the property of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements”. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected benefits of the transactions consummated on December 2, 2024 (the “Closing Date”) pursuant to the Agreement and Plan of Merger, dated as of January 10, 2024, among TechTarget Holdings Inc. (formerly known as TechTarget, Inc. (“Former TechTarget”)), Informa TechTarget, Toro Acquisition Sub, LLC, Informa PLC, Informa US Holdings Limited, and Informa Intrepid Holdings Inc. (the “Transactions”), such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; our expectations surrounding the Transactions and our ability to grow our business and bolster our financial position; our expected contractual obligations and capital expenditures; our future results of operations and financial position; industry and business trends; the impact of market conditions and other macroeconomic factors on our business, financial condition and results of operations and guidance for 2026; our future business strategy, plans, market growth and our objectives for future operations; the effectiveness of our restructuring and workforce reduction program; the continued remediation of material weaknesses in our internal control over financial reporting; and our competitive market position within our industry. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern Informa TechTarget’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: unexpected costs, charges, or expenses resulting from the Transactions; uncertainty regarding the expected financial performance of Informa TechTarget; failure to realize the anticipated benefits of the Transactions, including as a result of integrating the Informa Tech Digital Businesses with the business of Former TechTarget; the ability of Informa TechTarget to implement its business strategy; difficulties and delays in Informa TechTarget achieving revenue and cost synergies; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility such as inflationary pressures and geopolitical tensions including war; natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty and conflicts, and conditions that may result from legislative, regulatory, trade, and policy changes associated with the current or subsequent U.S. administrations; Informa TechTarget’s ability to meet expectations regarding the accounting and tax treatments of the Transactions; market acceptance of Informa TechTarget’s products and services; the impact of pandemics and future health epidemics and any related economic downturns on Informa TechTarget and the markets in which it and its customers operate; changes in economic or regulatory conditions or other trends affecting the internet, internet advertising and information technology industries; data privacy and artificial intelligence laws, rules, and regulations; the impact of foreign currency exchange rates; certain macroeconomic factors facing the global economy, including disruptions in the capital markets, economic sanctions and economic slowdowns or recessions, tariffs and trade disputes, rising inflation and interest rate fluctuations on the operating results of Informa TechTarget; and other matters included in Risk Factors of Informa TechTarget’s Form 10-K for fiscal year 2025 (filed with the United States Securities and Exchange Commission (the “SEC”) on March 11, 2026) and other documents filed by Informa TechTarget from time to time with the SEC. This summary of risks and uncertainties should not be considered to be a complete statement of all potential risks and uncertainties that may affect Informa TechTarget. Other factors may affect the accuracy and reliability of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes. Actual performance and outcomes, including, without limitation, Informa TechTarget’s actual results of operations, financial condition and liquidity, may differ materially from those made in or suggested by the forward-looking statements contained in this press release.

Any forward-looking statements speak only as of the date of this press release. None of Informa TechTarget, its affiliates, advisors or representatives, undertake any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.